UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 1, 2017

AGRITEK HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-1321002	20-8484256
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Ave Suite 500 Miami FL	33131
(Address of principal executive offices)	(Zip code)

(Registrant’s telephone number, including area code): (305) 721-2727

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes☐ No ☑

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2017, the Board of Directors of Agritek Holdings, Inc. (the “Company”) appointed Anton Ansalmar to serve as the Company’s Chief Technology Officer (“CTO”) and to be a member of the Board of Directors of the Company, effective November 1, 2017.

Prior to joining the Company, Mr. Ansalmar, age 39, founded in September 2016, Medik8Mobile, Inc. and currently serves as the CTO. Medik8Mobile is a mobile first platform for secure medication delivery management platform, and Mr. Ansalmar was responsible for product development of software for compliance and reporting within the cannabis industry. In January 2015, Mr. Ansalmar founded Rapid Healthcare, Inc., and currently serves as the Chief Executive Officer and CTO. Rapid Healthcare is a mobile software company, focusing on the development and implementation of clinical apps for patient safety and workflow optimization.

From June 2010 to December 2014 Mr. Ansalmar served as the Founder/CEO and CTO of Rapid Consulting LLC, where he was responsible for building an enterprise mobility practice and consulting to various fortune 500 companies around Mobile initiatives. He consulted for companies such as NBC Universal, Nuvasive and PG&E.

Mr. Ansalmar graduated in 1997 from St Dominics College in 1997 with a degree in Computer Science and Math and Physics, and also earned a Bachelor’s degree (honors) in Computer Science in 2000 from Queen Mary, University of London. Our Board believes that Mr. Ansalmar’s extensive relationships and experience in product development and deployment in the mobile and web industry with emphasis in the health and wellness sectors will be an asset to our Board.

The Company has agreed to compensate Mr. Ansalmar $8,500 per month for his role as CTO.

Item 8.01.	Other Events.

On October 31, 2017, the Company issued a press release announcing Mr. Ansalmar’s appointments. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Agritek Holdings, Inc. press release dated October 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRITEK HOLDINGS, INC.

Date: November 6, 2017	By:	/s/ B. Michael Friedman
B. Michael Friedman Chief Executive Officer and President